                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                                 June 13, 2001


                         ADVANCED NUTRACEUTICALS, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                     Texas
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                (State or other jurisdiction of incorporation)


                 0-26362                        76-0642336
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        (Commission File Number)    (IRS Employer Identification Number)


            106 South University Blvd. #14, Denver, Colorado 80209
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             (Address of principal executive offices)  (Zip code)

       Registrant's telephone number, including area code (303) 722-4008
                                                          --------------

                 9101 Jameel, Suite 180, Houston, Texas  77040
                 ---------------------------------------------
                               (Former Address)
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                         ADVANCED NUTRACEUTICALS, INC.

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Advanced Nutraceuticals, Inc. (the "Company") announced today, in a news release attached hereto as Exhibit 99.1, that it has completed the sale of its network marketing subsidiary, Nutrition For Life International, Inc.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

          (c)  Exhibits.

          Exhibit 99.1 -    The news release of Advanced Nutraceuticals, Inc.
          dated June 13, 2001.



                                 Signatures

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ADVANCED NUTRACEUTICALS, INC.



Dated: June 13, 2001      By:         /s/ Jeffrey G. McGonegal
                          ------------------------------------
                                    Jeffrey G. McGonegal
                                    Senior Vice President of Finance

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